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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 15, 2006


                           LEINER HEALTH PRODUCTS INC.
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             (Exact name of registrant as specified in its charter)

---------------------------------------- -------------------------------------- --------------------------------------
               DELAWARE                               333-118532                             95-3431709
    (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification Number)
    incorporation or organization)
---------------------------------------- -------------------------------------- --------------------------------------

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               901 East 233rd Street, Carson, California                                    90745
               (Address of principal executive offices)                                   (Zip Code)
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

        Registrant's telephone number, including area code (310) 835-8400
                                                           --------------

                                       N/A
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 9, 2006, David C Dominik resigned as a member of the Board of Directors of Leiner Health Products Inc. (the "Company"), effective immediately. Mr. Dominik had no disagreements with the Company on any matters related to the Company's operations, policies or practices.

On June 9, 2006, the Company's Board of Directors appointed Ken Diekroeger as a Director, effective immediately.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LEINER HEALTH PRODUCTS INC.



                                By:    /s/ Robert K. Reynolds
                                       -----------------------------------------
                                       Robert K. Reynolds
                                       Executive Vice President, Chief Operating
                                       Officer and Chief Financial Officer



Date: June 15, 2006

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